EXHIBIT 99.1







Embargoed until 4pm                          3 October, 1995



               HOUSTON INDUSTRIES INCORPORATED

             CENTRAL AND SOUTH WEST CORPORATION

               INCREASED CASH OFFER FOR NORWEB




Summary of Increased Offer

Houston Industries Energy, Inc. (a subsidiary of Houston Industries Incorporated ("Houston")) and CSW International, Inc. (a subsidiary of Central and South West Corporation ("CSW")) announce the terms of an increased cash offer (the "Increased Offer") for the whole of the issued share capital of NORWEB plc ("NORWEB"). The Increased Offer will be made by J.P. Morgan and CS First Boston on behalf of Texas Energy Partners plc, a company jointly owned by Houston and CSW. Cazenove & Co. are brokers to the Increased Offer.

The Increased Offer:

 * Values each NORWEB Share at 1085p, comprising 885p in
   cash  and  a  Special  Dividend of      200p  (net),  and
   represents an increase of 35p per NORWEB Share over the original offer announced on 28 September, 1995 on behalf of Texas Energy Partners (the "Original Offer");

 * Allows certain shareholders to reclaim the tax credit relating to the Special Dividend of 200p (net) per NORWEB
   Share, implying a total gross value for such shareholders of 1135p per NORWEB Share;

 * Values the share capital of NORWEB on a fully diluted basis at approximately 1.74 billion pounds (inclusive of the net amount of the Special Dividend); and

 * Represents a premium of  approximately 57  per  cent.
   over the closing middle market price of a NORWEB Share on 21
   June, 1995, the day on which NORWEB published its preliminary results for the year ended 31 March, 1995.


                          1

Houston and CSW believe that the Increased Offer (including the Special Dividend) represents full and fair value for NORWEB shareholders:

 * It exceeds the North West Water full cash alternative (including the special dividend) announced on 28 September, 1995 by 10p per NORWEB Share exclusive of the tax credits relating to the special dividends under the two offers, and by 35p per NORWEB Share including the tax credits;

 * It represents a premium of 110p per NORWEB Share exclusive of the tax credit relating to the Special Dividend over North West Water's original full cash alternative announced on 8 September, 1995, and a premium of 160p including the tax credit;

 * It is significantly higher than any cash offer per share made for any other REC since July 1995; and

 * It gives NORWEB shareholders certain value and complete liquidity.

Houston and CSW believe that NORWEB shareholders should take into consideration the following in valuing the share element of North West Water's revised offer:

 * The   statement  made  by  NORWEB's  Board  in   the
   announcement relating to the Original Offer regarding the factors which may adversely affect the value of the share element of North West Water's offer;

 * The financial risk for current and future North West Water shareholders of a 1.7 billion pound diversification into the electricity industry, a business of which North West Water has no direct experience. This is against the background of North West Water's current and future cash commitments including the 2.3 billion pounds of capital expenditures expected over the next 5 years;

 * The potential for changes in taxation for both water and electricity utilities;

 * The possible adverse changes to the regulatory environment for both water and electricity utilities;

 * The doubts which have been expressed about the size, speed and cost of any synergy benefits which North West
   Water believes may flow from an acquisition of NORWEB; and

 * The ability of North West Water to retain any such synergy benefits exclusively for its shareholders during the period envisaged by North West Water.

NORWEB shareholders who are customers may also wish to reflect on the potentially difficult transition period following any takeover of NORWEB by North West Water, and the concerns expressed about potential monopoly powers over customers in the North West of England.


                           2


Commenting on the Increased Offer, Lee Hogan, President  and
Chief Operating Officer of Houston Industries Energy, Inc., said:

     "Our Increased Offer is higher than North West Water's revised cash offer, and for those shareholders able to reclaim tax credits on special dividends it is also higher than the current value of North West Water's headline cash and share offer. For the second time in five days we have provided the shareholders in NORWEB with an offer that is demonstrably superior to North West Water's full cash alternative. We continue to believe that our combined strengths will enhance the development of NORWEB's domestic and international activities and that our offer is therefore in the best interests of the business, its customers and employees. Our Increased Offer makes sense for everyone".

Tom  Shockley, President and Chief Executive Officer of  CSW
Enterprises, said:

     "Texas Energy Partners' Increased Offer is in cash and provides shareholders with a generous and certain return on their investment. In contrast, North West Water's cash and share offer contains a significant share element that may be adversely affected by a number of factors including a shortfall in the scale, timing and delivery of synergy benefits and the financial risks of diversifying into an activity of which North West Water has no direct experience. We believe that our Increased Offer complements the corporate strategies and shared expertise of Houston, CSW and NORWEB and that it will deliver significant benefits to the business."

This summary should be read in conjunction with the attached announcement, and the announcement dated 28 September,  1995 relating to the Original Offer.


Press enquiries:

HI Energy                Lee Hogan           0171 404 5959

CSW  Enterprises         Tom Shockley        0171 404 5959

J.P.  Morgan             Roderick Peacock    0171 600 2300
                         Roger Wood

CS  First Boston         Stephen Hester      0171 516 1858
                         Colin Taylor

Brunswick                Lucas van Praag     0171 404 5959
                         John Sunnucks



J.P. Morgan, which is regulated by The Securities and Futures Authority, is acting for Houston and jointly acting for Texas Energy Partners plc and no one else in connection with the Increased Offer and will not be responsible to anyone other than Houston or Texas Energy Partners plc for providing the protections afforded to customers of J.P. Morgan or for giving advice in relation to the Increased Offer.

CS   First  Boston  Limited,  which  is  regulated  by   The
Securities and Futures Authority, is acting for CSW and jointly acting for Texas Energy Partners plc and no one else in connection with the Increased Offer and will not be responsible to anyone other than CSW or Texas Energy Partners plc for providing the protections afforded to customers of CS First Boston Limited or for giving advice in relation to the Increased Offer.



                           3



Embargoed until 4pm                         3 October, 1995


               HOUSTON INDUSTRIES INCORPORATED

             CENTRAL AND SOUTH WEST CORPORATION

               INCREASED CASH OFFER FOR NORWEB


Introduction

Houston Industries Energy, Inc. (a subsidiary of Houston Industries Incorporated ("Houston")) and CSW International, Inc. (a subsidiary of Central and South West Corporation ("CSW")) announce the terms of an increased cash offer (the "Increased Offer") to acquire the whole of the issued share capital of NORWEB plc ("NORWEB"). The Increased Offer will be made by J.P. Morgan and CS First Boston on behalf of Texas Energy Partners plc (the "Offeror"), a company jointly owned by Houston and CSW.

Houston  and  CSW  will procure that  NORWEB  will  pay  its shareholders a Special Dividend of 200p (net) as soon as practicable after the Increased Offer becomes wholly unconditional. The Increased Offer plus the net amount of the Special Dividend values the whole of the share capital of NORWEB at approximately 1.74 billion pounds, assuming the exercise in full of all outstanding options, and each NORWEB Share at 1085p. In addition, certain NORWEB shareholders will be entitled to reclaim the tax credit relating to the Special Dividend, implying a gross value per NORWEB Share of 1135p.

Cazenove & Co. are brokers to the Increased Offer.


The Increased Offer

The Increased Offer will be made on the following basis:

       * For each NORWEB Share      885p in cash which, taken
                                    together with the Special
                                    Dividend of 200p (net),
                                    values each NORWEB Share
                                    at 1085p

Save as set out herein, the Increased Offer will be subject to the conditions and on the terms set out in Appendix 1 of the announcement of the Original Offer and to be set out in the formal offer document.

The NORWEB Shares will be acquired by the Offeror fully paid and free from all liens, equities, charges, encumbrances and other interests and together with all rights now or hereafter attaching thereto, including without limitation the right to retain and receive all dividends and other distributions declared, made or paid after 27 September, 1995 (the day prior to the date of announcement of the Original Offer) except for the Special Dividend.



                           4

On the bases set out in Appendix 2:

   * The Increased Offer plus the net amount of the Special
     Dividend values the share capital of NORWEB at approximately
     1.74 billion pounds (assuming the exercise in full of all outstanding options);

   * The  Increased  Offer, together  with  the  Special
     Dividend, represents:

       * A premium of approximately 57 per cent. over the closing price of a NORWEB Share on 21 June, 1995, the day on which NORWEB published its preliminary results for the year ended 31 March, 1995; and

       * A premium of 10p over North West Water's full cash alternative of 1075p (including a special dividend of 100p
         (net)) per NORWEB Share announced on 28 September, 1995, exclusive of the tax credits relating to the special dividends, and a premium of 35p including the tax credits.

Further details of the financial effects of acceptance of the Increased Offer are set out in Appendix 1.

If the flotation of the National Grid is effected and NORWEB distributes shares in National Grid to NORWEB shareholders by reference to a date prior to the Special Dividend being paid, the amount per NORWEB Share under the Increased Offer will be adjusted in the manner described under the paragraph headed "National Grid" below.


Loan Note Alternative

Instead of some or all of the cash consideration which would otherwise be receivable by them under the Increased Offer
(but not in respect of the Special Dividend), NORWEB shareholders (other than certain overseas shareholders) who validly accept the Increased Offer will be entitled to elect to receive loan notes to be issued by the Offeror as described in the announcement relating to the Original Offer.


NORWEB American Depositary Shares and US dollar election

It is intended that arrangements will be made to enable holders of NORWEB ADSs to accept the Increased Offer in respect of their holdings of NORWEB ADSs. In addition, NORWEB shareholders and holders of NORWEB ADSs validly accepting the Increased Offer will be able to elect to receive US dollars instead of pounds sterling in respect of the cash consideration due under the Increased Offer (but not in respect of the Special Dividend). Holders of NORWEB ADSs who are US persons will not be entitled to receive the Loan Note Alternative.

The  Increased  Offer  values  each  NORWEB  ADS  at   32.55
pounds inclusive of the Special Dividend. For illustrative purposes only, assuming an exchange rate of 1 pound = $1.5909 (the prevailing rate at 12 noon New York City time on 2
October,  1995,  the  day  prior  to  announcement  of   the
Increased Offer), the Increased Offer values each NORWEB ADS at approximately $51.75 inclusive of the Special Dividend.


The Special Dividend

Houston and CSW will procure that as soon as practicable after the Increased Offer becomes wholly unconditional, NORWEB will pay a Special Dividend of 200p (net) per NORWEB


                           5


Share to NORWEB shareholders on the register at the close of business on a date which will be specified in the offer document and which will be after the date on which the offer document is despatched.

If the flotation of the National Grid is effected and NORWEB distributes shares in National Grid to NORWEB shareholders by reference to a date prior to the Special Dividend being paid, the amount per NORWEB Share under the Increased Offer will be adjusted in the manner described under the paragraph headed "National Grid" below.


Reasons for accepting the Increased Offer

Houston and CSW believe that the Increased Offer (including the Special Dividend) represents full and fair value for NORWEB shareholders:

 * It exceeds the North West Water full cash alternative (including the special dividend) announced on 28 September, 1995 by 10p per NORWEB Share exclusive of the tax credits relating to the special dividends under the two offers, and by 35p per NORWEB Share including the tax credits;

 * It represents a premium of 110p per NORWEB Share exclusive of the tax credit relating to the Special Dividend over North West Water's original full cash alternative announced on 8 September, 1995, and a premium of 160p including the tax credit;

 * It is significantly higher than any cash offer per share made for any other REC since July 1995; and

 * It gives NORWEB shareholders certain value and complete liquidity.

Houston and CSW believe that NORWEB shareholders should take into consideration the following in valuing the share element of North West Water's revised offer:

 * The   statement  made  by  NORWEB's  Board  in   the
   announcement relating to the Original Offer regarding the factors which may adversely affect the value of the share element of North West Water's offer;

 * The financial risk for current and future North West Water shareholders of a 1.7 billion pound diversification into the electricity industry, a business of which North West Water has no direct experience. This is against the background of North West Water's current and future cash commitments including the 2.3 billion pounds of capital expenditures expected over the next 5 years;

 * The potential for changes in taxation for both water and electricity utilities;

 * The possible adverse changes to the regulatory environment for both water and electricity utilities;

 * The doubts which have been expressed about the size, speed and cost of any synergy benefits which North West
   Water believes may flow from an acquisition of NORWEB; and

 * The ability of North West Water to retain any such synergy benefits exclusively for its shareholders during the period envisaged by North West Water.

NORWEB shareholders who are customers may also wish to reflect on the potentially difficult transition period following any takeover of NORWEB by North West Water, and the concerns expressed about potential monopoly powers over customers in the North West of England.


                           6


NORWEB Share Option Schemes

The Increased Offer will extend to any shares in NORWEB allotted or issued prior to the date on which the Increased Offer closes (or such earlier date, not being earlier than the date on which the Increased Offer becomes unconditional as to acceptances or, if later, the first closing date of the Increased Offer, as the Offeror may determine) as a result of the exercise of options granted under the NORWEB Share Option Schemes. Appropriate proposals will be made to optionholders under the NORWEB Share Option Schemes in due course. It is intended to provide an element of compensation for the optionholders under the NORWEB Sharesave Scheme who are due to complete their savings plans in 1996, to the extent that they do not do so.


National Grid

If the flotation of the National Grid is effected and NORWEB distributes shares in National Grid to NORWEB shareholders by reference to a date prior to the Special Dividend being paid, the Panel has agreed in principle that the Special Dividend and the Increased Offer will be adjusted to take account of the value NORWEB shareholders receive in the distribution calculated by reference to the value of National Grid. The Special Dividend will be reduced by up to 100p (net) per NORWEB Share and the cash consideration per NORWEB Share under the Increased Offer will be reduced by up to 71p. In that event NORWEB shareholders will be entitled to retain the shares in National Grid distributed to them.


Disclosure of interests in NORWEB

Neither Houston nor CSW, nor any of the directors of Houston or CSW, nor, so far as Houston and CSW are aware, any party acting in concert with Houston or CSW, owns or controls any NORWEB Shares or holds any options to purchase NORWEB Shares. Enquiries are being made as to whether any party acting in concert with Houston or CSW owns or controls any NORWEB Shares or holds any options to purchase NORWEB Shares. If any such interests are revealed, they will be discussed with the Panel and, if appropriate, will be disclosed to NORWEB shareholders.

Houston and CSW entered into an agreement regulating the conduct of the Original Offer (and any revisions, variations, extensions or renewals thereof). This agreement requires Houston, CSW and certain of their associates not to acquire NORWEB Shares without the prior approval of Houston and CSW, except NORWEB Shares acquired by the Offeror pursuant to the Increased Offer.


General

Information regarding regulation, employees, the Offeror, Houston and CSW is contained in the announcement relating to the Original Offer.


Offer documentation

J.P. Morgan and CS First Boston, on behalf of the Offeror, will despatch the formal offer documents in due course.


                           7


                         Appendix 1

Financial Effects of Acceptance

The following tables show, for illustrative purposes only and on the bases and assumptions set out in Appendix 2, the financial effects of acceptance of the Increased Offer on value and income for an accepting holder of 10 NORWEB Shares, if the Increased Offer becomes unconditional in all respects.

Increase in capital value


          Cash consideration                         88.50 pounds

          Special Dividend (net)                     20.00 pounds

          Total                                     108.50 pounds

          Market value of 10 NORWEB Shares on
            21 June, 1995                            69.30 pounds

          Increase in capital value                  39.20 pounds

          Representing an increase of                 56.6%


Increase in gross income

          Gross income from re-investment of cash
            consideration                            6.81 pounds

          Gross income from re-investment of
            Special Dividend                         1.54 pounds

          Total                                      8.35 pounds

          Gross dividend income on 10 NORWEB
            Shares                                   3.55 pounds

          Increase in income                         4.80 pounds

          Representing an increase of               135.3%


                           8


                         Appendix 2

Bases and Sources

(i) The middle market price of a NORWEB Share on 21 June, 1995 is derived from the Daily Official List of the London Stock Exchange;

(ii) The value of the full cash alternative and the special dividend offered by North West Water for NORWEB is taken from the announcement of the revised offer published on 28 September, 1995;

(iii) The value of the whole of the fully diluted share capital of NORWEB is based upon 156,071,675 NORWEB Shares in issue on 8 September, 1995 and the 4,163,454 NORWEB ordinary shares which are the subject of options granted under the NORWEB Share Option Schemes;

(iv) The pound/US dollar exchange rate prevailing at 12 noon
     New York City time on 2 October, 1995 is  derived  from
     Reuters page 1FEE;

(v) The cash consideration and the Special Dividend are each assumed to be re-invested so as to yield 7.70 per cent. gross per annum, being the yield on the FT
     Actuaries Medium Coupon Fixed Interest Index for securities up to five years maturity on 29 September, 1995;

(vi) The income from NORWEB Shares is based on the total annual dividend of 28.4p (net) per NORWEB Share paid in respect of the year ended 31 March, 1995, together with the associated tax credit of 20/80ths of that dividend;

(vii) Except where expressly stated, no account has been
     taken  of  the  tax  credit  relating  to  the  Special
     Dividend   which   may   be   reclaimed   by    certain
     shareholders;

(viii) No account has been taken of any liability to taxation or the treatment of fractions; and

(ix) Numbers in Appendix 1 may not, owing to rounding, add up to the totals detailed therein.


                           9


                         Appendix 3

Definitions



The  definitions  used in the announcement relating  to  the
Original  Offer  also  apply in this announcement,  together
with  the  following  additional  definitions,  unless   the
context requires otherwise:


"Increased Offer"   the  offer referred to in this  document
                    to  be  made by J.P. Morgan and CS First
                    Boston on behalf of the Offeror to acquire the NORWEB Shares not already owned by the Offeror and, where the context admits, any subsequent revision, variation, extension or renewal thereof

"Original Offer"    the    offer   referred   to   in    the
                    announcement dated 28 September, 1995, which was to have been made by J.P.
                    Morgan and CS First Boston on behalf of the Offeror to acquire the NORWEB shares not already owned by the Offeror












                           10